                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated March 1, 1997, (97-2), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from May 1, 1997 to May 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of June, 1997.



                                  GREEN TREE FINANCIAL CORP.



                              BY: /s/ Phyllis A. Knight
                                  ---------------------------
                                  Phyllis A. Knight

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.6175%, 6.00%, 6.42%, 6.66%, 6.91%, 7.24%, 7.62%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                   MAY 1997

                         CUSIP#'S   393505-SN3, SP8, SQ6, SR4, SS2, ST0, SU7
                         TRUST ACCOUNT #80-4671500
                         REMITTANCE DATE: 6/16/97


                                                        Total $          Per $1,000
                                                         Amount           Original
                                                       ----------      ------------
Class A Certificates
--------------------

(1a) Amount available (including Monthly
     Servicing Fee)                                 $7,702,532.55

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                               0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                            7,702,532.55

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(5.6175%)            5.6175%
          b. Class A-1 Interest                         92,801.96     3.66342785
          c. Class A-2 Remittance Rate(6.00%)                6.00%
          d. Class A-2 Interest                         31,410.00    5.000000000
          e. Class A-3 Remittance Rate(6.42%)                6.42%
          f. Class A-3 Interest                        401,859.90    5.350000000
          g. Class A-4 Remittance Rate(6.66%)                6.66%
          h. Class A-4 Interest                        366,144.60    5.550000000
          i. Class A-5 Remittance Rate(6.91%)                6.91%
          j. Class A-5 Interest                        523,778.00    5.758333333
          k. Class A-6 Remittance Rate(7.24%)                7.24%
          l. Class A-6 Interest                        405,578.77    6.033333328
          m. Class A-7 Remittance Rate (7.62%)
             unless the Weighted Average
             Contract rate is less than 7.62%)               7.62%
          n. Class A-7 Interest                        867,517.95    6.350000004


                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.6175%, 6.00%, 6.42%, 6.66%, 6.91%, 7.24%, 7.62%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                               MAY 1997 - Page 2

                               CUSIP#'S   393505-SN3,SP8,SQ6,SR4,SS2,ST0,SU7
                               TRUST ACCOUNT #80-4671500
                               REMITTANCE DATE: 6/16/97

                                                           Total $    Per $1,000
                                                           Amount       Original
                                                         ----------   ----------
 3)  Amount applied to:

          a.   Unpaid Class A Interest
                 Shortfall                                      .00          .00

(4)  Remaining:
          a.   Unpaid Class A Interest
                 Shortfall                                      .00          .00

B.    Principal
      (5) Formula Principal Distribution
          Amount                                       3,277,310.67
          a. Scheduled Principal                         578,838.72          N/A
          b. Principal Prepayments                     2,022,954.15          N/A
          c. Liquidated Contracts                               .00          N/A
          d. Repurchases                                        .00          N/A
          e. Current Month Advanced Principal          1,602,210.64          N/A
          f. Prior Month Advanced Principal            (926,692.84)          N/A

      (6) Pool Scheduled Principal Balance           542,817,083.00

     (6b) Adjusted Pool Principal Balance            541,214,872.36 984.02704065
     (6c) Pool Factor                                    0.98402704

      (7) Unpaid Class A Principal Shortfall
          (if any)following prior Remittance date               .00

      (8) Class A Percentage for such Remittance
          Date                                               92.42%

      (9) Class A Percentage for the following
          Remittance Date                                    92.38%


                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.6175%,6.00%,6.42%,6.66%,6.91%,7.24%,7.62%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                               MAY 1997 - Page 3

                            CUSIP#'S   393505-SN3,SP8,SQ6,SR4,SS2,ST0,SU7
                            TRUST ACCOUNT #80-4671500
                            REMITTANCE DATE: 6/16/97

(10) Class A Principal Distribution:
     a. Class A-1                                3,277,310.67      129.37433562
     b. Class A-2                                         .00               .00
     c. Class A-3                                         .00               .00
     d. Class A-4                                         .00               .00
     e. Class A-5                                         .00               .00
     f. Class A-6                                         .00               .00



                                                    Total $         Per $1,000
                                                    Amount           Original
                                                -------------      ------------

 (11) Class A-1 Principal Balance               16,546,872.36      653.20039318
(11a) Class A-1 Pool Factor                         .65320039

 (12) Class A-2 Principal Balance                6,282,000.00      1000.0000000
(12a) Class A-2 Pool Factor                        1.00000000

 (13) Class A-3 Principal Balance               75,114,000.00      1000.0000000
(13a) Class A-3 Pool Factor                        1.00000000

 (14) Class A-4 Principal Balance               65,972,000.00      1000.0000000
(14a) Class A-4 Pool Factor                        1.00000000

 (15) Class A-5 Principal Balance               90,960,000.00      1000.0000000
(15a) Class A-5 Pool Factor                        1.00000000

(16)  Class A-6 Principal Balance               67,223,000.00      1000.0000000
(16a) Class A-6 Pool Factor                        1.00000000

(17)  Class A-7 Principal Balance              136,617,000.00      1000.0000000
(17a) Class A-7 Pool Factor                        1.00000000

(18) Unpaid Class A Principal Shortfall
     (if any) following current Remittance
      Date                                                .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.6175%,6.00%,6.42%,6.66%,6.91%,7.24%,7.62%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                               MAY 1997 - Page 4

                         CUSIP#'S   393505-SN3,SP8,SQ6,SR4,SS2,ST0,SU7
                         TRUST ACCOUNT #80-4671500
                         REMITTANCE DATE: 6/16/97



C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date

  (19)  31-59 days                       2,618,838.66             70

  (20)  60 days or more                    698,741.23             13

  (21)  Current Month Repossessions         10,347.19              1

  (22)  Repossession Inventory              47,459.08              3

  (23)  Weighted Average Contract Rate       10.13671

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2001)

(24) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current Remittance Date    .13%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                               .07%

(25) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current Remittance Date   .48%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5.5%)                               .25%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.6175%,6.00%,6.42%,6.66%,6.91%,7.24%,7.62%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                               MAY 1997 - Page 5

                         CUSIP#'S   393505-SN3,SP8,SQ6,SR4,SS2,ST0,SU7
                         TRUST ACCOUNT #80-4671500
                         REMITTANCE DATE: 6/16/97

(26) Cumulative Realized Losses Test
     (a) Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from April 1, 2001 to
          Mar 31, 2002, 6.5% from April 1, 2002 to Mar.31,
          2003, 8.5% from April 1, 2003 to Mar. 31, 2004 and
          and 9.5% thereafter)                                            0%


(27) Current Realized Losses Test
     (a)  Current Realized Losses for current Remittance Date           .00

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                            0%

(28) Class M-1 Principal Balance Test
     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (must equal
         or exceed 23.25%)                                            15.15%

(29) Class B Principal Balance Test
     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance date
         greater than $7,437,576.00                                     .00

     (b) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 11.25%                               7.58%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.54%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                               MAY 1997 - Page 6

                         CUSIP#'S   393505-SV5
                         TRUST ACCOUNT #80-4149300
                         REMITTANCE DATE: 6/16/97

                                                       Total $      Per $1,000
                                                       Amount        Original
                                                     ----------    ------------

CLASS M1 CERTIFICATES
---------------------
(30) Amount available (including Monthly
     Servicing Fee)                                1,736,130.70

A.   Interest
(31) Aggregate interest

     a.  Class M-1 Remittance Rate (7.54%,
         unless Weighted Average Contract
         Rate is below 7.54%)                              7.54%
     b.  Class M-1 Interest                          259,187.50      6.28333333

(32) Amount applied to Class M-1 Interest
      Deficiency Amount                                     .00               0

(33) Remaining unpaid Class M-1 Interest
     Deficiency Amount                                      .00               0

(34) Amount Applied to:
     a. Unpaid Class M-1 Interest Shortfall                 .00               0

(35) Remaining:
     a. Unpaid Class M-1 Interest Shortfall                 .00               0
     B. Principal

(36) Formula Principal Distribution Amount                  .00             N/A
     a.  Scheduled Principal                                .00             N/A
     b.  Principal Prepayments                              .00             N/A
     c.  Liquidated Contracts                               .00             N/A
     d.  Repurchases                                        .00             N/A

(37)  Class M-1 Principal Balance                 41,250,000.00   1000.00000000
(37a) Class M-1 Pool Factor                          1.00000000

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.56%,8.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                               MAY 1997 - Page 7

                         CUSIP#'S   393505-SW3,SX1
                         TRUST ACCOUNT #80-4671500
                         REMITTANCE DATE: 6/16/97

(38) Class M-1 Percentage for such Remittance
     Date                                           .00%

                                                 Total $     Per $1,000
                                                 Amount       Original
                                               ----------   ------------

(39) Class M-1 Principal Distribution:
 a.  Class M-1 (current)                              .00    0.00000000
 b.  Unpaid Class M-1 Principal Shortfall
     (if any) following prior Remittance
     Date                                             .00

(40) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date       .00

(41) Class M-1 Percentage for the following
     Remittance Date                                  .00%

Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                          1,476,943.20

(2)  Class B-1 Remittance Rate (7.56% unless
     Weighted Average Contract Rate is below 7.56%)  7.56%

(3)  Aggregate Class B1 Interest               138,600.00    6.30000000

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                            .00           .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                               .00           .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.56%,8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                               MAY 1997 - Page 8

                         CUSIP#'S   393505-SW3,SX1
                         TRUST ACCOUNT #80-4671500
                         REMITTANCE DATE: 6/16/97


(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                    .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                    .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date             .00

(8a) Class B Percentage for such Remittance Date          .00


                                                     Total $    Per $1,000
                                                      Amount     Original
                                                    ---------  ------------

     (9)   Current Principal (Class B Percentage of
           Formula Principal Distribution Amount)         .00

     (10a) Class B1 Principal Shortfall                   .00

     (10b) Unpaid Class B1 Principal Shortfall            .00

     (11)  Class B Principal Balance            41,250,000.00

     (12)  Class B1 Principal Balance           22,000,000.00


Class B2 Certificates
---------------------
(13) Remaining Amount Available                  1,338,343.20

(14) Class B-2 Remittance Rate (8.05%
     unless Weighted Average Contract
     Rate is less than 8.05%)                            8.05%

(15) Aggregate Class B2 Interest                   129,135.42     6.70833341

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.56%,8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                               MAY 1997 - Page 9

                         CUSIP#'S   393505-SW3,SX1
                         TRUST ACCOUNT #80-4671500
                         REMITTANCE DATE: 6/16/97

(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                  .00           .00

(17) (Remaining Unpaid Class B2 Interest Shortfall           .00           .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date                .00

(19) Class B2 Principal Liquidation Loss Amount              .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                                    .00

(21) Guarantee Payment                                       .00

(22) Class B2 Principal Balance                    19,250,000.00

                                                     Total $      Per $1,000
                                                      Amount       Original
                                                    ----------   ------------
(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                                 227,257.86

(24) 3% Guarantee                                     981,949.92

(25) Class C Residual Payment                                .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.56%,8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                              MAY 1997 - Page 10

                         CUSIP#'S   393505-SW3,SX1
                         TRUST ACCOUNT #80-4671500
                         REMITTANCE DATE: 6/16/97

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                           .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                           .00

(28) Repossessed Contracts                               10,347.19

(29) Repossessed Contracts Remaining
     in Inventory                                        47,459.08